First Defiance Financial Corp. First Defiance Financial Corp. March 2010 Investor Presentation March 2010 Investor Presentation Exhibit 99

Statements contained in this presentation
which are not historical facts are forward-
looking statements as defined in the
Private Securities Litigation Act of 1995.
Such forward-looking statements are
subject to risks and uncertainties which
could cause actual results to differ
materially from estimated results. Such
risks and uncertainties are detailed in the
company’s filings with the Securities and
Exchange Commission.
Safe Harbor and
Safe Harbor and
Regulation FD Statement
Regulation FD Statement

Our unwavering focus for over 90 years:
Community Financial Services
• Consolidated Assets of $2.06
billion (12/31/09)
• First Federal Bank of the Midwest:
o
33 banking centers in 3 states; 45 ATM locations
o
Trust and Wealth Management Services
• First Insurance & Investments:
o
Specializes in Property & Casualty and Group
Health & Life Insurance
o
Locations in Defiance and Bowling Green, Ohio
• Received $37 million of TARP Capital
Company Profile
Company Profile

• Community leaders with deep roots in the
communities we have served since the 1920s
• Experienced and disciplined management team
• Strong tangible capital levels
• Stable core deposit base, changing mix
• Historically stable and strong net interest margin
• Strong and diversified balance sheet
• Market leader in northwest Ohio
Investment Highlights
Investment Highlights

Management Position Age Years with
Company
Years in Banking
William J. Small Chairman, President,
CEO
59 24 32
Donald P. Hileman Executive Vice
President, CFO
57 2 34
James L. Rohrs Executive Vice
President
62 10 37
Bradley D. Spitnale Western Market Area
President
52 10 19
Gregory R. Allen Southern Market
Area President
46 11 21
Jeffrey D. Vereecke Northern Market Area
President
48 25 25
Timothy K. Harris Eastern Market Area
President
51 9 29
Executive Leadership
Executive Leadership

Lenawee
Michigan
Tecumseh
Adrian
Hudson
Morenci
Fulton
TOLEDO
Williams
Montpelier
Wauseon
Bryan
Lucas
Maumee
Perrysburg
Napoleon
Defiance
Hicksville
Henry
Bowling Green
Wood
FORT WAYNE
Paulding
Putnam
Allen
Indiana
Hancock
Findlay
Fostoria
Seneca
LIMA
Allen
Michigan
Detroit
Toledo
Cleveland
Fort Wayne
Indiana
Defiance
Columbus
Cincinnati

First Defiance’s Market
First Defiance’s Market
• Largest Community
Bank based in
northwest Ohio
• Strong market share
• Significant presence in
core communities
• Positive reputation
• Recently voted #1
Financial Institution in
six-county media poll

• Automotive Industry • Unemployment/Foreclosures • Economic diversity helpful • Lending Concentrations • Lending Opportunities 7 Local Economic Data Local Economic Data

Total Deposits: $1.580 billion
Stable Deposit Base
Stable Deposit Base
Data as of December 31, 2009

CDs under $100,000
35%
Savings Accounts
8%
Money Market
Accounts
20%
Interest Bearing
Checking Account
12%
Non-Interest Bearing
Checking Accounts
12%
National CDs
3%
CDs over $100,000
10%

Market Share with Significant
Market Share with Significant
Growth Potential
Growth Potential

Dollars in thousands
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
2005 2006 2007 2008 2009
Top 10 Institutions Inside of Market
Huntington Ntl
Bank
KeyBank
Fifth Third Bank
PNC Bank
First Federal Bank
JPMorgan Chase
Bank
Charter One / RBS
Citizens
Wells Fargo Bank
NA
Farmers &
Merchants
Tower Bank & Trust

Total = $1.645 billion
Home Equity and
Improvement
9%
Residential Real Estate
Loans
14%
Construction Loan
3%
Commercial and Non-
Residential Real Estate
Loans
49%
Commercial and
Industrial
23%
Consumer
2%
Loan Portfolio Composition
Loan Portfolio Composition
Data as of December 31, 2009

Commercial Real Estate – Owner Occupied: $299 million
Commercial Real Estate – Non-Owner Occupied: $508 million
Commercial and
Industrial
29%
CRE Owner
Occupied
25%
CRE Non-Owner
Occupied
46%
Commercial Loan Portfolio
Commercial Loan Portfolio
Composition
Composition
Data as of December 31, 2009

Total: $807 million
Commercial Real Estate
Commercial Real Estate
Portfolio Composition
Portfolio Composition
Data as of December 31, 2009

Agriculture
7%
Religious
Organizations
2%
Care Centers
5%
Hotels and Motels
6%
Restaurants
2%
Other
27%
Country Clubs
3%
New Single Family
Housing
1%
Land Subdivision
3%
General
Warehousing and
Storage
3%
Commercial Rental
Real Estate
41%

Commercial
Real Estate
56%
1-4 Family
Residential
25%
Commercial
19%
Construction Loans: $49 million
Construction Portfolio
Construction Portfolio
Composition
Composition
Data as of December 31, 2009

• We know our customers: In-market lending
o
No loan production offices outside of footprint
– Only $11 million loaned outside of Ohio,
Michigan and Indiana
• Conservative underwriting standards
o
Cash flow lender
o
Use of guarantors
Credit Quality Management
Credit Quality Management

• Asset Review Committee assures on-going
monitoring
o
Review risk management reports monthly
o
Make risk grade changes as needed
• Credit Administration infrastructure active
throughout the loan process
o
Lending limits established by industry
classification
o
Analysts with industry specialization
Credit Quality Management
Credit Quality Management

OREO
$13.5 million
1-4 Family Real
Estate
$8.0 million
Construction
$0.7 million
Commercial
$10.7 million
Commercial Real
Estate
$28.0 million
Consumer
$0.06 million
Home Equity
$0.4 million
Total non-performing assets = $61.4 million.
Non-performing assets/total assets= 2.99%
Non-Performing Asset
Non-Performing Asset
Composition
Composition
Data as of December 31, 2009

• Conservative lending approach has been
successful
o
Asset quality metrics favorable compared to local
and nationwide peers
• Management proactive in addressing current
credit environment
• Front end of credit pipeline showing
improvement
Asset Quality Trends
Asset Quality Trends

4.00%
3.00%
2.00%
1.00%
0.00%
FDEF
Peer
2.11%
2.21%
2.42%
2.45%
2.99%
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

2.00%
1.50%
1.00%
0.50%
0.00%
FDEF
Peer
0.67%
0.41%
0.96%
0.66%
0.79%
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

120%
100%
80%
60%
40%
20%
0%
FDEF
Peer
72%
70%
64%
78%
76%
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
FDEF
Peer
1.52%
1.62%
1.60%
1.92%
2.26%
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

NPAs/Assets (%) Reserves/Loans (%) Reserves/NPLs (%) NCOs(annualized)/Avg. Loans (%) 0 Credit Quality Credit Quality 18

Financial Highlights
Financial Highlights
Year Ended December 31,
2009 2008 2007
Net Interest Income $67.23 $62.20 $48.66
Provisions for Loan Losses $23.23 $12.59 $2.31
Core Net Income $7.19 $8.08 $13.90
Core Net Income available to
Common Share
$5.18 $7.94 $13.90
Core Net Income per Share $0.63 $1.00 $1.94
Core Return on Equity 3.09% 4.23% 8.48%
Core Return on Assets 0.36% 0.44% 0.90%
Dollars in millions, except per share amounts

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
7.34%
5.67%
8.52%
9.16%
9.18%
9.89%
1.52%
1.21%
1.72%
1.81%
1.81%
1.93%
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

ROE ROA Strong Core PTPP Earnings Strong Core PTPP Earnings 20

.0%
.0%
.0%
.0%
.0%
.0%
10.4%
10.3%
11.8%
13.0%
Tangible Common Equity to Tangible Assets
Tier 1 Leverage Capital to Average Assets
Tier 1 Capital to Risk Weighted Assets
Total Capital to Risk Weighted Assets

Well Capitalized Requirement Total Risk Based Capital 10% Tier 1 to Risk Weighted Asset 6% Tier 1 to Average Assets 5% 1 Strong Capital Levels Strong Capital Levels 21

$200
$150
$100
$50
$0
$181
$162
$140
$156
$147
2005
2006
2007
2008
2009

Strong Liquidity Non-Deposit Strong Liquidity Non-Deposit Funding Sources Funding Sources (in millions) 22

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FDEF
Peer
3.87%
3.68%
3.55%
3.80%
3.76%
2005
2006
2007
2008
2009

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FDEF
Peer
3.71%
3.61%
3.88%
3.85%
1Q 09
2Q 09
3Q 09
4Q 09

Quarterly Stable Net Interest Margin Stable Net Interest Margin Annual 23

MBS's 22% CDO's 4% CMO's 33% US Government 9% Municipals 32% Total Investment Securities: $139 million Quality Securities Portfolio Quality Securities Portfolio Data as of December 31, 2009 24

FDEF
Regional
Peer
Group
Median
FDEF
Rank (out
of 16)
National
Peer
Group
Median
FDEF
Rank
(out of 76)
NPL / Loans 2.94 3.91 8 2.95 32
Reserves /
NPLs
76.29 53.01 3 65.43 22
Net Interest
Margin
3.76 3.20 4 3.39 17
PTPP ROAA
1.63 1.04 4 0.86 14
Efficiency
Ratio
56.15 69.54 3 65.94 11
TCE/TA 6.74 6.31 6 6.27 32
Selected Key Ratios
Selected Key Ratios

•Continued focus on core deposit growth, asset
quality and expense control
•Organic growth through newer markets, new
relationships and deeper relationships in more
established markets
•Focus on market opportunities provided by
dislocation and financial turmoil
o
Potential FDIC-assisted transactions financially
attractive
•Emphasize the Community Bank Difference
Strategic Focus
Strategic Focus

•Disciplined management team with proven track record
•Reputation of focusing on the fundamentals
•Successfully integrated 4 bank acquisitions in last 6
years
•Strong capital levels
•Balance sheet strength – attractive core deposit base
•Balanced loan portfolio with a disciplined approach to
lending
•Well positioned to significantly grow our balance sheet
and geographic footprint, enhancing long-term
shareholder value
Conclusion
Conclusion